UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2015

LASERLOCK TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Nevada	0-31927	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3112 M Street NW, Washington, D.C. 20007

(Address of Principal Executive Offices)

(202) 400-3700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 15, 2015, LaserLock Technologies, Inc. (the “Company”) announced that Ben Burrell accepted the position of Chief Operating Officer (“COO”) of the Company. Mr. Burrell commenced his new position with the Company on July 9, 2015.

Prior to his current role with the Company, Mr. Burrell, age 37, was the Vice President—Americas, Head of Middle Office Operations for Clearing, Collateral Management and Execution at JPMorgan Chase & Co., a global leader in investment banking, financial services, commercial banking, financial transaction processing, asset management and private equity. In his role at JPMorgan Chase & Co., Mr. Burrell coordinated the operational delivery of technology-based financial services products to over 400 institutional clients. Prior to that, Mr. Burrell held various senior positions in the Worldwide Securities Services division of JPMorgan Chase & Co. spanning 15 years, including roles relating to Sales, Securities Operations Management and Client Relationship Management. Mr. Burrell began his career with Barclays Bank Plc in London and has also worked as Director of Business Development for a boutique investment bank, New Vernon Financial LLC.

Pursuant to the terms of the offer letter agreed to between the Company and Mr. Burrell, Mr. Burrell will be an “at-will” employee of the Company and will receive an annual salary of $150,000. Mr. Burrell will also receive 31,875,000 options to purchase shares of common stock of the Company, with an exercise price of $0.01. The options will vest quarterly over three years. In addition, Mr. Burrell will receive 19,125,000 shares of restricted stock, vesting over a three-year period, with one-third vesting the first year and 1/12 vesting ratably on a quarterly basis thereafter. Mr. Burrell will receive a standard benefits package that includes health insurance and paid vacation time.

A copy of Mr. Burrell’s Employment Letter is attached as Exhibit 10.1 hereto.

Item 7.01.	Regulation FD Disclosure

On July 15, 2015, the Company issued a press release announcing the appointment of Mr. Burrell as described in Item 5.02 above, a copy of which is attached at Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Burrell Employment Letter

99.1	Press Release dated July 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2015

LASERLOCK TECHNOLOGIES, INC.

By:	/s/ Paul Donfried
Paul Donfried
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Burrell Employment Letter

99.1	Press Release dated July 15, 2015